Marketable Securities - Schedule of Fair Value and Amortized Cost of Company's Available-for-Sale Securities by Contractual Maturity (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Investments, Debt and Equity Securities [Abstract]
Due in one year or less, Amortized Cost	$ 15,079	$ 57,650	$ 101,027
Total, Amortized Cost	15,079	57,650	101,027
Due in one year or less, Fair Value	15,111	57,699	100,986
Total, Fair Value	$ 15,111	$ 57,699	$ 100,986